John Hancock Variable Insurance Trust

Supplement dated September 21, 2012

to the Prospectus dated April 30, 2012

American Global Small Capitalization Trust

Dylan Yolles no longer serves as a portfolio counselor to the American Funds Insurance Series Global Small Capitalization Fund.

Gordon Crawford, Mark E. Denning, J. Blair Frank and Harold H. La will continue to serve as portfolio counselors to the fund.

In addition, Kristian Stromsoe, Senior Vice President – Capital Research Global Investors, has been added as portfolio counselor to the fund. Ms. Stromsoe has been an investment professional with Capital Research and Management Company or one of its affiliates for over twelve years.

Active Bond Trust

Effective October 1, 2012, the advisory fee for the fund is reduced to the following rate:

0.600% first $2.5 billion of Aggregate Net Assets

0.575% next $2.5 billion of Aggregate Net Assets

0.550% excess over $5 billion of Aggregate Net Assets

Aggregate Net Assets include the net assets of the Active Bond Trust and the Active Bond Fund, a series of John Hancock Funds II.

Mutual Shares Trust

Effective October 1, 2012, the advisory fee for the fund is reduced to the following rate:

0.960% first $750 million of Aggregate Net Assets

0.920% excess over $750 million of Aggregate Net Assets

When Aggregate Net Assets exceed $750 million, the advisory fee is 0.92% on all net assets of the Mutual Shares Trust.

Aggregate Net Assets include the net assets of the Mutual Shares Trust and the Mutual Shares Fund, a series of John Hancock Funds II.

The Annual Operating Expenses for the Mutual Shares Trust are amended and restated as follows to reflect this change.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fee (1)	Distribution and Service (12b-1) Fees	Other Expenses	Total Fund Operating Expenses
Series I	0.92%	0.05%	0.07%	1.04%
Series II (2)	0.92%	0.25%	0.07%	1.24%
Series NAV	0.92%	0.00%	0.07%	0.99%
(1)	The management fee has been restated to reflect contractual changes to the Advisory Agreement.
(2)	For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2011, expenses are estimated.

Examples.    The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$106	$331	$574	$1,271
Series II	$126	$393	$681	$1,500
Series NAV	$101	$315	$547	$1,213

Strategic Income Opportunities Trust

Effective October 1, 2012, the advisory fee for the fund is reduced to the following rate:

0.700% first $500 million of Aggregate Net Assets

0.650% next $3 billion of Aggregate Net Assets

0.600% excess over $3.5 billion of Aggregate Net Assets

Aggregate Net Assets include the net assets of the Strategic Income Opportunities Trust and the Strategic Income Opportunities Fund, a series of John Hancock Funds II.

The last sentence in the penultimate paragraph in the section entitled “Principal Investment Strategies” is amended and restated as follows:

“In addition, the fund may invest up to 10% of its net assets in domestic or foreign common stocks.”

U.S. Equity Trust

Effective immediately, Dr. David Cowan and Dr. Thomas Hancock are the portfolio managers responsible for managing the U.S. Equity Fund (the “Fund”) and Sam Wilderman is no longer a portfolio manager of the Fund. Accordingly, all references to Sam Wilderman in the Prospectus are hereby deleted and the portfolio manager information in the Prospectus under the heading “U.S. Equity Trust – Management” is amended and restated as follows:

Subadviser        Portfolio Managers

Grantham, Mayo, Van Otterloo & Co. LLC

Dr. David Cowan. Co-Director of Quantitative Equity Division; managed fund since 2006.

Dr. Thomas Hancock. Co-Director of Quantitative Equity Division; managed fund since 2005.

The following information amends and restates the portfolio manager information under “Management – Subadvisers and Portfolio Managers – Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)” relating to the U.S. Equity Trust:

Dr. David Cowan. Co-Director of the Division; joined GMO in 2006 and has been responsible for portfolio management of GMO’s domestic quantitative equity portfolios since 2006 and GMO’s international quantitative equity portfolios since 2009.

Dr. Thomas Hancock. Co-Director of the Division; joined GMO in 1995 and has been responsible for overseeing the portfolio management of GMO’s international developed market and global quantitative equity portfolios since 1998.